UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


	Date of Report (Date of earliest event reported):  April 26, 1999

			 CENTEX HOME EQUITY CORPORATION
	    Home Equity Loan Asset-Backed Certs., Series 1999-1 Trust


New York (governing law of          333-54027      52-2154821
Pooling and Servicing Agreement)    (Commission    52-2154845
(State or other                     File Number)   IRS EIN
jurisdiction


	c/o Norwest Bank Minnesota, N.A.
	11000 Broken Land Parkway                            21044
	Columbia, MD                                        (Zip Code)
	(Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



	 (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On April 26, 1999 a distribution was made to holders of CENTEX HOME EQUITY CORPORATION, Home Equity Loan Asset-Backed Certs., Series 1999-1 Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description
				 Monthly report distributed to holders of
	     EX-99.1 Home Equity Loan Asset-Backed Certs., Series 1999-1 Trust, relating to the April 26, 1999 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



			  CENTEX HOME EQUITY CORPORATION
	     Home Equity Loan Asset-Backed Certs., Series 1999-1 Trust

	      By:   Norwest Bank Minnesota, N.A., Sherri J. Sharps
	      By:   /s/ Sherri J. Sharps, Vice President
	      By:   Sherri J. Sharps, Vice President
	      Date: 5/6/99


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certs., Series 1999-1 Trust, relating to the April 26, 1999 distribution.